UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2020

Thayer Ventures Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

25852 McBean Parkway Suite 508 Valencia, CA	91355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 782-1414

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one-half of one redeemable Warrant to acquire one share of Class A Common Stock	TVACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	TVAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	TVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 10, 2020, the Registration Statement on Form S-1 (File No. 333-249390) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Thayer Ventures Acquisition Corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On December 15, 2020, the Company consummated the IPO of 17,250,000 units (the “Units”), which includes the exercise of the underwriters’ option to purchase an additional 2,250,000 Units at the initial public offering price to cover over-allotments. Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $172,500,000 (before underwriting discounts and commissions and offering expenses). Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an Underwriting Agreement, dated December 10, 2020, among the Company and Stifel, Nicolaus & Company, Incorporated and Oppenheimer & Co. Inc., as representatives of the several underwriters, which contains customary representations and warranties and indemnification of the underwriter by the Company;

•

a Warrant Agreement, dated December 10, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Public Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Public Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•

an Investment Management Trust Agreement, dated December 10, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants (as defined below), and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

an Administrative Support Agreement, dated December 10, 2020, between the Company and Thayer Ventures Acquisition Holdings LLC (the “Sponsor”), pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $20,000 per month until the earlier of the Company’s completion of its initial business combination or liquidation;

•

a Registration Rights Agreement, dated December 10, 2020, among the Company, the Sponsor and the other Holders (as defined therein) signatory thereto, which provides for customary demand and piggy-back registration rights for such Holders;

•

a Private Placement Warrants Purchase Agreement, dated December 10, 2020, between the Company and the Sponsor, pursuant to which the Sponsor purchased 7,175,000 warrants, each exercisable to purchase one share of Class A Common Stock at $11.50 per share, subject to adjustments, at a price of $1.00 per warrant in a private placement (the “Private Placement Warrants”);

•

a Letter Agreement, dated December 10, 2020, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which each of the Sponsor and each executive officer and director of the Company has agreed to vote any shares of Class A Common Stock held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 18 months from the closing of the IPO; to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor; and

•

Indemnity Agreements, each dated December 10, 2020, between the Company and each of the officers and directors of the Company, pursuant to which the Company has agreed to indemnify each officer and director of the Company against certain claims that may arise in their roles as officers and directors of the Company.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 7,175,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, to the Sponsor, generating gross proceeds of $7,175,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Warrants are identical to the Public Warrants sold in the IPO, subject to certain limited exceptions, including that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to the Warrant Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2020, in connection with the IPO, H. Charles Floyd, Ren Riley, Lawrence M. Kutscher, Caroline Shin and R. David Edelman (the “New Directors” and, collectively with Mark E. Farrell and Christopher Hemmeter, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective December 10, 2020, each of Ren Riley, Caroline Shin and Lawrence M. Kutscher was also appointed to the Board’s Audit Committee, with Ren Riley serving as its chair, and each of Caroline Shin, R. David Edelman and Ren Riley was appointed to the Board’s Compensation Committee, with Caroline Shin serving as its chair.

On November 9, 2020, the Sponsor transferred 25,000 shares of the Company’s Class B common stock, $0.0001 par value per share (the “Class B Common Stock”), to each of the New Directors as compensation for his, her or its service as a director of the Company.

Other than the foregoing, none of the Directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor is any Director party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 8.01	Other Events.

A total of $175,950,000 of the net proceeds from the IPO and the Private Placement (which includes the underwriters’ deferred discount of $6,900,000) was placed in a trust account, with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company has not complete its initial business combination within 18 months from the closing of this offering or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) the redemption of the Company’s public shares if the Company has not completed its initial business combination within 18 months from the closing of this offering, subject to applicable law.

On December 10, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference. On December 15, 2020, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated December 10, 2020, by and among the Company and Stifel, Nicolaus & Company, Incorporated and Oppenheimer & Co. Inc., as representatives of the underwriters.

4.1	Warrant Agreement, dated December 10, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated December 10, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.2	Administrative Support Agreement, dated December 10, 2020, between the Company and the Sponsor.

10.3	Registration Rights Agreement, dated December 10, 2020, by and among the Company, the Sponsor and the other Holders (as defined therein) signatory thereto.

10.4	Private Placement Warrants Purchase Agreement, dated December 10, 2020, between the Company and the Sponsor.

10.5	Letter Agreement, dated December 10, 2020, by and among the Company, the Sponsor and each director and officer of the Company.

10.6	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form S-1 (File No. 333-249390) filed on October 8, 2020).

99.1	Press release, dated December 10, 2020.

99.2	Press release, dated December 15, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2020

Thayer Ventures Acquisition Corporation
By:	/s/ Mark Farrell
Name:	Mark Farrell
Title:	Co-Chief Executive Officer